Exhibit 99.1

Investor Presentation July/August 2014

Forward - Looking Statement Certain statements in this report may constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements are statements that include projections, predictions, expectations, or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” or words of similar meaning or other statements concerning opinions or judgment of the Company and its management about future events. Although the Company believes that its expectations with respect to forward - looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any future results, performance, or achievements expressed or implied by such forward - looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of and changes in: general economic and bank industry conditions, the interest rate environment, legislative and regulatory requirements, competitive pressures, new products and delivery systems, inflation, changes in the stock and bond markets, accounting standards or interpretations of existing standards, mergers and acquisitions, technology, and consumer spending and savings habits. More information is available on the Company’s website, http://investors.bankatunion.com and on the Securities and Exchange Commission’s website, www.sec.gov. The information on the Company’s website is not a part of this press release. The Company does not intend or assume any obligation to update or revise any forward - looking statements that may be made from time to time by or on behalf of the Company. 2

Company Overview • The largest community banking organization headquartered in Virginia • Holding company formed in 1993 – Banking history goes back more than 100 years • Assets of $7.3 Billion • Comprehensive financial services provider offering commercial and retail banking, mortgage, investment, trust and insurance products and services 3

Union’s Strengths • Unique branch network across Virginia, competitive banking products and services and a loyal client base • Well positioned for organic growth given commercial activity, household income levels and population growth in its footprint • Strong balance sheet and solid capital base • Conservative in - market lender • Experienced management team • Successful acquirer and integrator • Proven financial performance in both good and bad economic climates • Forbes Most Trustworthy Financial Company - #2 mid - cap bank in the country and only bank from Virginia on the list 4

Union First Market Footprint 5 • Acquisition of StellarOne Corporation resulted in statewide footprint • Only Virginia - based bank with a statewide presence – 131 branches

Branch Franchise

Highlights	
Branches	131
FTEs	1,511
Assets	$7.3 Billion
Loans	$5.2 Billion
Deposits	$5.7 Billion



Staunton / Harrisonburg
Rank: #2
Deposits: $484 mm
Market Tot.: $3.4 bn
Mkt. Share: 14.3%
Branches: 13
Culpeper
Rank: #1
Deposits: $205 mm
Market Tot.: $0.6 bn
Mkt. Share: 33.3%
Branches: 4
Statewide
Rank: #6
Deposits: $5.7 bn
Market Tot.: $167 bn
Mkt. Share: 3.44%
Fredericksburg
Rank: #2
Deposits: $822 mm
Market Tot.: $3.5 bn
Mkt. Share: 23.3%
Branches: 14
Roanoke
Rank: #6
Deposits: $353 mm
Market Tot.: $7.2 bn
Mkt. Share: 4.9%
Branches: 8
VA
MSA
Market Share Rank
Company Deposits
Total Market Deposits
Market Share
Blacksburg
Rank: #1
Deposits: $709 mm
Market Tot.: $2.8 bn
Mkt. Share: 25.6%
Branches: 8
Charlottesville
Rank: #4
Deposits: $434 mm
Market Tot.: $3.6 bn
Mkt. Share: 11.9%
Branches: 8
Richmond
Rank: #5
Deposits: $1.6 bn
Market Tot.: $71.8 bn
Mkt. Share: 5.2%
Branches: 43

Source: SNL Financial and MapInfo Professional
Note: Richmond market total deposits includes non-retail deposits; Richmond market share represents retail market share as defined per SNL Financial; Fredericksburg market defined as Caroline, Fredericksburg City, King George, Spotsylvania, & Stafford counties; all other markets per MSA definitions in SNL Financial

UNION

6

Diversity Supports Growth in Virginia Richmond • State Capital • Fortune 500 headquarters (6) • Finance and insurance • VCU & VCU Medical Center Fredericksburg • Defense and security contractors • Health care • Retail • Real Estate development Charlottesville • University of Virginia & Medical College • High - tech and professional businesses • Real Estate development Northern Virginia • Nation’s Capital • Defense and security contractors • Associations (lobbyists) • High tech Virginia Beach - Norfolk • Military • Shipbuilding • Fortune 500 headquarters (3) • Tourism Roanoke - Blacksburg • Virginia Tech • Health care • Retail • Fortune 500 headquarters (1) 7

Growing Market Share 8 Virginia Deposit Market Share Source: SNL Financial Deposit data as of 6/30/2013; Pro forma for pending and recently completed transactions Rank Institution (ST) Number of Branches Deposits in Market ($mm) Market Share (%) 1 Wells Fargo & Co. (CA) 295 30,197 18.1 2 Bank of America Corp. (NC) 176 23,291 13.9 3 BB&T Corp. (NC) 366 21,874 13.1 4 SunTrust Banks Inc. (GA) 230 17,233 10.3 5 Capital One Financial Corp. (VA) 86 13,078 7.8 Pro Forma - Union First Market Bkshs Corp. (VA) 145 5,748 3.4 6 United Bankshares Inc. (WV) 68 3,961 2.4 7 Carter Bank & Trust (VA) 88 3,758 2.2 8 Union First Market Bkshs Corp. (VA) 90 3,271 2.0 9 TowneBank (VA) 22 3,251 1.9 10 PNC Financial Services Group (PA) 101 2,899 1.7 11 StellarOne Corp. (VA) 55 2,476 1.5 12 Burke & Herbert Bank & Trust (VA) 25 2,204 1.3 13 Cardinal Financial Corp. (VA) 33 2,198 1.3 14 Citigroup Inc. (NY) 11 1,964 1.2 15 First Citizens BancShares Inc. (NC) 47 1,347 0.8 Totals (1-10) 1,522 122,813 73.5 Totals (1-135) 2,589 167,036 100.0

Uniquely Positioned To Grow • Acquirer of choice - keep our commitments and deliver results to shareholders • More acquisitions than any other Virginia bank since 1993 • 7 whole bank acquisitions and 5 separate branch transactions (16 branches total) • Unmatched Branch footprint in Virginia – significant barriers for competitors to overcome • Expansion opportunities in Northern Virginia and Virginia Beach • Consolidation opportunities in the current footprint • E xcess capital ready to deploy 9

StellarOne Acquisition Financial Recap

Projections

- Double digit accretion to earnings per share with fully phased in expense savings
- Single digit tangible book value per share dilution
  - Accretive in approximately 5 years
- Approximately 25 bps accretive to tangible common equity / tangible assets
- Internal rate of return > 20%

Assumptions

- Net expense savings of 32%, or $28 million pre-tax
  - 65% phased in by 2014; 100% thereafter
- Share repurchases of $65 million planned for 2014 and 2015 with excess capital
- One time merger related expenses of approximately $19.5 million after-tax
- Credit mark of 2.5%

Results to date

- Net expense savings - On track
- ~1.5 million shares repurchased as of July 18, 2014; $27 million of authorization remaining
- ~$14 million of one-time merger related after-tax expenses incurred to date
- Credit mark of 2.5%

UNION

10

Balance Sheet Trends 11 • First quarter financial results include the first full quarter financial results of StellarOne which was acquired on January 1, 2014 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2011 2012 2013 2014 1Q 2014 2Q $ 2,819 $ 2,967 $ 3,039 $ 5,274 $ 5,233 Loans ($M) $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2011 2012 2013 2014 1Q 2014 2Q $ 3,175, $ 3,298 $ 3,237 $ 5,686 $ 5,735 Deposits ($M) $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 2011 2012 2013 2014 1Q 2014 2Q $ 3,907 $4,096 $4,177 $ 7,295 $ 7,307 Assets ($M)

Capital Ratios 12 • Union has authorization to repurchase $65 million worth of stock by the end of 2015 • ~1.5 million shares repurchased leaving approximately $27 million remaining as of July 18, 2014 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2011 2012 2013 2014 1Q 2014 2Q 14.51% 14.57% 14.17% 13.70% 13.57% 8.91% 8.97% 8.94% 9.29% 9.23% Total risk-based capital Tangible Equity/Tangible Assets

Profitability Ratio’s and Income Trends 13 * excludes after - tax acquisition expenses 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 2011* 2012* 2013* 2014 1Q* 2014 2Q* 0.80% 0.89% 0.90% 0.94% 0.98% Return on Average Assets 8.50% 9.00% 9.50% 10.00% 10.50% 11.00% 11.50% 2011* 2012* 2013* 2014 1Q* 2014 2Q* 9.42% 9.89% 10.07% 10.33% 11.10% Return on Tangible Common Equity $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2010* 2011* 2012 2013* 2014 1H* $29,129 $30,722 $35,411 $36,538 $34,654 Net Income ($)

Core Net Interest Margin 14 * Excludes acquisition accounting impact 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2011* 2012* 2013* 2014 1Q* 2014 2Q* 4.37% 4.24% 4.18% 3.99% 3.94% Best - In - Class Net Interest Margin

Top - Tier Financial Performance Focus • Union is committed to achieving top tier financial performance and providing our shareholders with above average returns on their investment • Key financial performance metrics benchmarked against top quartile peers • After cost savings realized, StellarOne acquisition accelerates the achievement of top tier financial metrics • Top Tier Financial Performance targets: 15 Financial Performance Metric Union Targets Return on Assets 1.1% - 1.3% Return on Equity 10% - 12% Return on Tangible Common Equity 13% - 15% Efficiency Ratio < 60%

2014 Outlook • Focus on integration of StellarOne and achieving cost savings target • Leveraging new franchise • Stable to growing economy in footprint • Low single digit loan growth • Modest net interest margin compression • Continued asset quality improvement • Improving ROA, ROTCE and Efficiency Ratio • $65 million in share repurchases authorized through 2015 - $27 million remaining 16

Value Proposition • Statewide Branch footprint is a competitive advantage and brings a unique franchise value • Strong balance sheet and capital base • Best in class net interest margin • Experienced management team • Proven acquirer and integrator • Committed to top tier financial performance • Shareholder Value Driven • Solid dividend yield and payout ratio with earnings upside 17

THANK YOU!